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CERTIFICATION PURSUANT TO SARBANES-OXLEY ACT

EXHIBIT 99.2


                       COLONIAL TRUST COMPANY


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Colonial Trust Company (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian B. Currie, Controller and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By /s/ Ian B. Currie
   --------------------------
   Ian B. Currie
   Controller and Treasurer
   August 14, 2002

    This certification is made solely for the purpose of 18 U.S.C. Section 1350 subject to the knowledge standard contained therein, and not for any other purpose.